SAFECO RESOURCE SERIES TRUST

                              SAFECO BOND PORTFOLIO

                  SPECIAL MEETING OF SHAREHOLDERS - [   ], 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SAFECO RESOURCE SERIES TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, SAFECO BOND PORTFOLIO (the "portfolio") and relates to proposals with respect to the portfolio. The undersigned hereby appoints [ ] and [ ] or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders of the portfolio to be held at 2 Union Square, 25th Floor, Seattle, Washington 98101, on [ ], 2004, at [ ] [a/p].m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders and of the accompanying proxy statement and prospectus and revokes any proxy previously given with respect to such meeting.

     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE OF THIS CARD. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1 AND 7 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                    Date                          , 2004

                                    PLEASE SIGN, DATE AND RETURN
                                    PROMPTLY IN ENCLOSED ENVELOPE


                                    --------------------------------------------
                                      Signature(s)    (Title(s) if applicable)
                                    NOTE: Signature(s) should agree with the name(s) printed herein. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

  This proxy will be voted "For" Proposals 1 and 7 if no specification is made below.

For shareholders of Safeco Bond Portfolio:

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

(1)

     FOR    [ ]                AGAINST    [ ]              ABSTAIN    [ ]

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

(2)

     FOR    [ ]                AGAINST    [ ]              ABSTAIN    [ ]

(3) To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                      WE NEED YOUR VOTE BEFORE __________, 2004.

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                             THANK YOU FOR YOUR TIME

                          SAFECO RESOURCE SERIES TRUST

                          SAFECO CORE EQUITY PORTFOLIO

               SPECIAL MEETING OF SHAREHOLDERS - [     ], 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SAFECO RESOURCE SERIES TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, SAFECO CORE EQUITY PORTFOLIO (the "portfolio") and relates to proposals with respect to the
portfolio. The undersigned hereby appoints [   ] and [   ] or either of them, as
proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders of the portfolio to be held at 2
Union Square, 25th Floor, Seattle, Washington 98101, on [   ], 2004, at [   ]
[a/p].m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders and of the accompanying proxy statement and prospectus and revokes any proxy previously given with respect to such meeting.

     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE OF THIS CARD. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 2 AND 7 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                       Date                            , 2004

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE


                                       -----------------------------------------
                                        Signature(s)    (Title(s) if applicable)
                                       NOTE: Signature(s) should agree with the
                                       name(s) printed herein. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

  This proxy will be voted "For" Proposals 2 and 7 if no specification is made below.

For shareholders of Safeco Core Equity Portfolio:

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

(1)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

(2)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

(3) To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   WE NEED YOUR VOTE BEFORE __________, 2004.

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                             THANK YOU FOR YOUR TIME

                          SAFECO RESOURCE SERIES TRUST

                      SAFECO GROWTH OPPORTUNITIES PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS - [   ], 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SAFECO RESOURCE SERIES TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, SAFECO GROWTH OPPORTUNITIES PORTFOLIO (the "portfolio") and relates to proposals with respect
to the portfolio. The undersigned hereby appoints [   ] and [   ] or either of
them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders of the portfolio to be
held at 2 Union Square, 25th Floor, Seattle, Washington 98101, on [   ], 2004,
at [   ] [a/p].m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders and of the accompanying proxy statement and prospectus and revokes any proxy previously given with respect to such meeting.

     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE OF THIS CARD. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 3 AND 7 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                       Date                             , 2004

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE


                                       -----------------------------------------
                                        Signature(s)   (Title(s) if applicable)
                                       NOTE: Signature(s) should agree with the
                                       name(s) printed herein. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

  This proxy will be voted "For" Proposals 3 and 7 if no specification is made below.

For shareholders of Safeco Growth Opportunities Portfolio:

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

(1)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

(2)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

(3) To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   WE NEED YOUR VOTE BEFORE __________, 2004.

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                             THANK YOU FOR YOUR TIME

                          SAFECO RESOURCE SERIES TRUST

                          SAFECO MONEY MARKET PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS - [   ], 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SAFECO RESOURCE SERIES TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, SAFECO MONEY MARKET PORTFOLIO (the "portfolio") and relates to proposals with respect to the
portfolio. The undersigned hereby appoints [   ] and [   ] or either of them, as
proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders of the portfolio to be held at 2
Union Square, 25th Floor, Seattle, Washington 98101, on [   ], 2004, at [   ]
[a/p].m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders and of the accompanying proxy statement and prospectus and revokes any proxy previously given with respect to such meeting.

     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE OF THIS CARD. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 4 AND 7 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                       Date                             , 2004

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE


                                       -----------------------------------------
                                        Signature(s)   (Title(s) if applicable)
                                       NOTE: Signature(s) should agree with the
                                       name(s) printed herein. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

  This proxy will be voted "For" Proposals 4 and 7 if no specification is made below.

For shareholders of Safeco Money Market Portfolio:

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

(1)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

(2)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

(3) To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   WE NEED YOUR VOTE BEFORE __________, 2004.

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                             THANK YOU FOR YOUR TIME

                          SAFECO RESOURCE SERIES TRUST

                         SAFECO MULTI-CAP CORE PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS - [   ], 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SAFECO RESOURCE SERIES TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, SAFECO MULTI-CAP CORE PORTFOLIO (the "portfolio") and relates to proposals with respect to the
portfolio. The undersigned hereby appoints [   ] and [   ] or either of them, as
proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders of the portfolio to be held at 2
Union Square, 25th Floor, Seattle, Washington 98101, on [   ], 2004, at [   ]
[a/p].m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders and of the accompanying proxy statement and prospectus and revokes any proxy previously given with respect to such meeting.

     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE OF THIS CARD. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 5 AND 7 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                       Date                            , 2004

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE


                                       -----------------------------------------
                                        Signature(s)   (Title(s) if applicable)
                                       NOTE: Signature(s) should agree with the
                                       name(s) printed herein. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

  This proxy will be voted "For" Proposals 5 and 7 if no specification is made below.

For shareholders of Safeco Multi-Cap Core Portfolio:

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 5.

(1)

     FOR   [ ]               AGAINST  [ ]               ABSTAIN  [ ]

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

(2)

     FOR   [ ]               AGAINST  [ ]               ABSTAIN  [ ]

(3) To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   WE NEED YOUR VOTE BEFORE __________, 2004.

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                             THANK YOU FOR YOUR TIME

                          SAFECO RESOURCE SERIES TRUST

                        SAFECO SMALL-CAP VALUE PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS - [   ], 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SAFECO RESOURCE SERIES TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, SAFECO SMALL-CAP VALUE PORTFOLIO (the "portfolio") and relates to proposals with respect to the
portfolio. The undersigned hereby appoints [   ] and [   ] or either of them, as
proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders of the portfolio to be held at 2
Union Square, 25th Floor, Seattle, Washington 98101, on [   ], 2004, at [   ]
[a/p].m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders and of the accompanying proxy statement and prospectus and revokes any proxy previously given with respect to such meeting.

     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE OF THIS CARD. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 6 AND 7 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                              Date                           , 2004

                              PLEASE SIGN, DATE AND RETURN
                              PROMPTLY IN ENCLOSED ENVELOPE


                              --------------------------------------------------
                                 Signature(s)    (Title(s) if applicable)

                              NOTE: Signature(s) should agree with the name(s) printed herein. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

  This proxy will be voted "For" Proposals 6 and 7 if no specification is made below.

For shareholders of Safeco Small-Cap Value Portfolio:

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 6.

(1)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

(2)

     FOR      [ ]               AGAINST  [ ]               ABSTAIN  [ ]

(3) To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   WE NEED YOUR VOTE BEFORE __________, 2004.

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                             THANK YOU FOR YOUR TIME